UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

SunEdison, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)	63376 (Zip Code)

(636) 474-5000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

SunEdison, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide a recast of the presentation of its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 filed on March 6, 2014 (the “2013 Form 10-K”) to reflect changes in the Company's reportable segments which took effect January 1, 2014.

From January 1, 2012 until the end of fiscal 2013, the Company was engaged in two reportable segments: Solar Energy and Semiconductor Materials. Our Solar Energy segment provides solar energy services that integrate the design, installation, financing, monitoring, operations and maintenance portions of the downstream solar market for our customers. Our Solar Energy segment also manufactures polysilicon, silicon wafers and solar modules to support our downstream solar business, as well as for sale to external customers as market conditions dictate. Our Semiconductor Materials segment includes the development, production and marketing of semiconductor silicon wafers as the base material for the production of semiconductor devices. The Company provided a complete description of its two reportable business segments in the business description of the 2013 Form 10-K. The consolidated financial statements contained in the Company's 2013 Form 10-K reported the Company's 2013 results for these two segments.

Effective January 1, 2014, in connection with the previously announced plan to divest a minority ownership of a newly formed company to be known as SunEdison Semiconductor, Ltd. ("SSL"), a wholly-owned subsidiary of SunEdison, Inc. created to own our Semiconductor Materials business, through an initial public offering (the "Semiconductor Offering"), the Company made the following changes in our internal financial reporting in order to align our reporting with the organizational and management structure established to manage the Semiconductor Materials segment as a standalone SEC registrant:

•
Reclassification of certain corporate costs and expenses. Prior to January 1, 2014, costs and expenses related to certain research and development and marketing activities were not allocated to the Solar Energy or Semiconductor Materials segments. These costs, as well as general corporate marketing and administrative costs, substantially all of our stock compensation expense, research and development administration costs, legal professional services and related costs, and other items were not directly attributable nor evaluated by segment and thus were included in a "Corporate and other" caption in our disclosures of financial information by reportable segment. Effective January 1, 2014, these costs and expenses have been specifically identified with the Solar Energy or Semiconductor Materials segments, and our internal financial reporting structure has been revised to reflect the results of the Solar Energy and Semiconductor Materials on this basis.

•
Reclassification of the results for the Company's polysilicon operations in Merano, Italy from the Solar Energy segment to the Semiconductor Materials segment. Prior to January 1, 2014, the Merano polysilicon operations were included in the results of the Solar Energy segment. Upon the effective date of the Semiconductor Offering, the Merano polysilicon operations will be transferred to the Semiconductor Materials segment. Thus, effective January 1, 2014, the Merano polysilicon operations have been managed by the management of the Semiconductor Materials segment, and the results of the Merano polysilicon operations have been reported on this basis in our internal financial reporting.

As a result of these changes to our internal financial reporting structure, we determined that such changes should also be reflected in the reportable segments data disclosed in our consolidated financial statements, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 280, Segment Reporting.
Attached as Exhibit 99.1 are the recasted consolidated financial statements and revised notes to the consolidated financial statements which reflect the change in reportable segment structure. Only the following notes have been revised and updated from their previous presentation to reflect the new presentation:

•	Note 3 - Restructuring, Impairment and Other Charges;

•	Note 20 - Reportable Segments;
Similarly, Management's Discussion and Analysis of Financial Condition and Results of Operations of the 2013 Form 10-K has been revised and updated from its previous presentation to reflect the Company's new reportable segment structure. The revised presentation is attached as Exhibit 99.2.

Finally, the Company has included in this Form 8-K the Report of Independent Registered Public Accounting Firm on the consolidated financial statements, which is unchanged from the 2013 Form 10-K, other than the dual date to reflect the recast and reissuance.
The change in reportable segment structure had no impact on the Company's historical consolidated financial position, results of operations or cash flows, as reflected in the recasted consolidated financial statements contained in Exhibit 99.1 to this Form 8-K. The recasted consolidated financial statements do not represent a restatement of previously issued consolidated financial statements. The Company's consolidated financial statements and other disclosures which will be included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 will reflect the new reportable segment structure.
In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2013 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2013 Form 10-K to reflect events or occurrences after the date of the filing of the 2013 Form 10-K, except for matters relating specifically to the recasting of the presentation described above. Therefore, this Form 8-K (including Exhibits 99.1 and 99.2 hereto) should be read in conjunction with the 2013 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the 2013 Form 10-K, including, when filed, the Quarterly Report on Form 10-Q for the first quarter of 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits	Item
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, revised solely to reflect the change in segment reporting
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, revised solely to reflect the change in segment reporting

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Scheme Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.
Date:	May 8, 2014	By:	/s/ Martin H. Truong
Name: Martin H. Truong Title: Vice President, General Counsel and Corporate Secretary

Exhibit Index

Number	Item
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Consolidated Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, revised solely to reflect the change in segment reporting
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, revised solely to reflect the change in segment reporting

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Scheme Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document